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Q1 2013 Quarterly Earnings Summary

local corporation

QUARTERLY EARNINGS SUMMARY | 1Q2013 1 …………………………..……………………………………. Local Corporation Exhibit 99.1

QUARTERLY EARNINGS SUMMARY | 1Q2013 2
…………………………………………………….
Key Takeaways from Q1’13
• Sequential revenue growth from $20.9 million in Q4 to $21.8 million in Q1, up 4%
• Margin expansion drove positive cash flow from operations one quarter ahead of schedule
• Record traffic:
» Overall traffic on the site and network was a record 106 million monthly unique visitors (MUV)
» Organic traffic on the site was a record 49 million MUVs
» Mobile traffic was 32 million MUVS for the first quarter 2013
• Costs savings due to cessation of direct sales efforts during 1Q
• Made significant progress on key objectives for the year:
» Expand gross margins on our largest revenue stream (O&O) – total gross margin up 4 points
» Expand revenue of our highest gross margin business (Network) – Network ex TAC up 67% from prior year quarter
• Reiterating prior guidance:
» Revenue between $93 million and $95 million
» Adjusted EBITDA of at least $5 million
• Completed a $5 million convertible note financing in April 2013
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10

QUARTERLY EARNINGS SUMMARY | 1Q2013 3
…………………………….….
Financials and Key Metrics at a Glance
$ in Millions Q1-13 Q4-12 Q1-12
GAAP Consolidated Revenue $           21.8 $           20.9 $           25.0
Consolidated Revenue ex-Network TAC $           17.6 $           17.2 $           23.5
GAAP Net Loss $           (3.4) $           (7.9) $           (3.2)
Adjusted EBITDA $             0.6 $           (0.9) $             0.0
Diluted GAAP net loss per share $         (0.15) $         (0.36) $        (0.14)
Diluted Adjusted EBITDA per share $           0.03 $         (0.04) $                 -
Diluted weighted avg shares used for GAAP net loss per share 22,564 22,131 22,083
Diluted weighted avg shares used for Adj EBITDA per share 22,687 22,131 22,219
Cash $            3.1 $            3.7 $            6.8
Employees 95 146 197
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0
$15.5
$2.9
$2.4
$10.2
$14.2
$2.3
$2.4
$9.5
$19.1
$2.8
$2.8
$13.5
$23.8
$2.7
$3.6
$17.5
$23.5
$2.8
$2.7
$18.0
$25.1
$2.4
$2.1
$20.5
$22.7
$1.5
$2.9
$18.3
$17.2
$0.8
$3.9
$12.5
$17.6
$0.5
$4.1
$13.0
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
100%
80%
60%
40%
20%
0%
18%
16%
66%
16%
17%
67%
15%
15%
70%
11%
15%
74%
12%
11%
77%
9%
9%
82%
6%
13%
81%
4%
23%
73%
3%
23%
74%
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
O&O
Network Ex-TAC
Business Solutions

$ in millions	Q1-11	Q2-11	Q3-11	Q4-11	Q1-12	Q2-12	Q3-12	Q4-12	Q1-13
GAAP Revenue	$ 16.8	$ 15.5	$ 20.7	$ 25.3	$ 25.0	$ 27.1	$ 24.8	$ 20.9	$ 21.8
Network TAC	1.3	1.3	1.6	1.5	1.5	2.0	2.1	3.7	4.2
Revenue ex-Network TAC	$ 15.5	$ 14.2	$ 19.1	$ 23.8	$ 23.5	$ 25.1	$ 22.7	$ 17.2	$ 17.6

local corporation

QUARTERLY EARNINGS SUMMARY | 1Q2013 4
……….……………………………..
Consolidated Quarterly Revenues
% of Total Revenue Ex-Network TAC by Business Unit Quarterly Revenues Ex-Network TAC by Business Unit
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10

120.00
100.00
80.00
60.00
40.00
20.00
0.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
0.00
77.6
82.9
91.9
93.7
93.6
100.8
101.0
100.0
106.2
$211
$194
$254
$332
$285
$299
$276
$230
$215
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
MUV
RKV

local corporation

QUARTERLY EARNINGS SUMMARY | 1Q2013 5 ……….…………………………………………………………………….. MUV - RKV

$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13

$ in millions	Q1-11	Q2-11	Q3-11	Q4-11	Q1-12	Q2-12	Q3-12	Q4-12	Q1-13
Network Rev - GAAP	$3.7	$3.7	$4.4	$5.1	$4.2	$4.1	$5.0	$7.6	$8.3
Network TAC	1.3	1.3	1.6	1.5	1.5	2.0	2.1	3.7	4.2
Network Rev-Ex TAC	$2.4	$2.4	$2.8	$3.6	$2.7	$2.1	$2.9	$3.9	$4.1

QUARTERLY EARNINGS SUMMARY | 1Q2013 6 ………………………………………. Network Revenue ex-TAC Trends NETWORK REVENUE EX-TAC Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10

Actual	Actual	Actual	Actual	Actual	Actual	Actual	Forecast
DESCRIPTION	FY-06	FY-07	FY-08	FY-09	FY-10	FY-11	FY-12	FY-13
Adjusted EBITDA	$(8,882)	$(7,217)	$(4,658)	$3,041	$13,775	$(1,734)	$(553)	$5,000
Plus interest and other income (expense), net	$288	(7,030)	312	(27)	(275)	(413)	(425)	(1,100)
Less provision for income taxes	(1)	(1)	(1)	(158)	(102)	(178)	(111)	(200)
Less amortization of intangibles	(947)	(1,121)	(999)	(2,524)	(5,734)	(5,136)	(4,102)	(1,300)
Less depreciation	(1,213)	(1,085)	(814)	(734)	(1,418)	(3,277)	(3,803)	(4,500)
Less stock-based compensation	(2,531)	(1,748)	(2,402)	(2,364)	(2,911)	(3,663)	(2,758)	(3,800)
Less LEC receivable reserve	-	-	-	-	-	-	(1,407)	-
Less impairment charge	-	-	-	-	-	-	(10,551)	-
Less net loss from discontinued operations	-	-	-	-	-	(1,330)	(1,077)	-
Plus gain on sale of Rovion	-	-	-	-	-	-	1,407	-
Less revaluation of warrants	-	-	-	(2,981)	887	2,633	202	unknown
Less non-recurring charges	-	-	-	(520)	-	(1,461)	(1,115)	(1,200)
GAAP Net income (loss)es	$(13,286)	$(18,202)	$(8,562)	$(6,267)	$4,222	$(14,559)	$(24,242)	unknown

local corporation

QUARTERLY EARNINGS SUMMARY | 1Q2013 7
…………………………………………………….
Reconciliation of Adjusted EBITDA
to GAAP Net Income (Loss)
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10

QUARTERLY EARNINGS SUMMARY | 1Q2013 8
…………………………………………………….
Key Balance Sheet Metrics
$ in Millions Q1-12 Q2-12 Q3-12 Q4-12 Q1-13
Assets
Cash & marketable debt securities $     6.8 $     7.1 $     3.7 $     3.7 $     3.1
Accounts receivable, net
12.9 12.9 11.4 10.6 10.7
Total Assets 72.2 65.6 58.8 49.9 49.1
Liabilities and Equity
Total Debt 8.0 8.0 7.6 10.0 9.0
Total Liabilities
24.8 26.9 23.2 21.1 22.8
Total Liabilities & Equity $   72.2 $   65.6 $   58.8 $   49.9 $   49.1

QUARTERLY EARNINGS SUMMARY | 1Q2013 9
…………………………………………………………..……….
Business Outlook
$ in Millions FY-2013
Total Revenue $93 - 95
Adjusted EBITDA $5.0
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10
Projected as of May 9, 2013

This document includes the non-GAAP financial measure of "Adjusted EBITDA" which we define as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges; gain or loss on warrant revaluation; net income (loss) from discontinued operations; gain on sale of Rovion; impairment charges; LEC receivables reserve; finance related charges; accrued lease liability; and severance charges. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure. A reconciliation of net income (loss) to Adjusted EBITDA is set forth within this presentation.

Management believes that Adjusted EBITDA provides useful information to investors about the company's performance because it eliminates the effects of period-to-period changes in income from interest on the company's cash and marketable securities, expense from the company's financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability; and severance charges which are not directly attributable to the underlying performance of the company's business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company's business operations.

A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company's net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company's core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company's financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income (loss) or earnings (loss) per share.

This document also includes the non-GAAP measure of "Revenue ex-Network TAC" which we define as GAAP revenue less Network traffic acquisition cost. Revenue ex-Network TAC, as defined above, is not a measurement under GAAP. Revenue ex-Network TAC is reconciled to GAAP revenue which we believe is the most comparable GAAP measure. A reconciliation of GAAP revenue to Revenue ex-Network TAC is set forth within this presentation.

Management believes that Revenue ex-Network TAC provides useful information to investors about the company's performance because it eliminates the costs associated with acquiring traffic to our Network websites, which we pay to our Network publisher partners and which can vary, as new partners are added or as we experience attrition in our partners. Management uses Revenue ex-Network TAC as a means of evaluating the overall performance of the company's Network business.

A limitation of non-GAAP Revenue ex-Network TAC is that it excludes a portion of our Revenue that is material to the calculation of the Company's overall Revenue. Therefore, management compensates for this limitation by using Revenue ex-Network TAC in conjunction with GAAP network revenue. The company believes that Revenue ex-Network TAC provides investors with an additional tool for evaluating core performance of the company's Network business, which management uses in its own evaluation of Network's performance. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company's financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to GAAP network revenue.

local corporation

QUARTERLY EARNINGS SUMMARY | 1Q2013 10 …………………………………………………. Use of Non-GAAP Measures